UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021 (December 10, 2020)

MSCI Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MSCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by MSCI Inc. (the “Company”) under Item 5.03 on December 11, 2020 to amend Item 5.03 and refile the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”) filed as Exhibit 3.1 to correct a typographical error in Exhibit 3.1 to the Original Form 8-K. The corrected Bylaws are filed as Exhibit 3.1 hereto and supersede and replace in their entirety the Bylaws filed as Exhibit 3.1 to the Original Form 8-K.

This Form 8-K/A does not otherwise change or update the disclosure set forth in the Original Form 8-K and does not otherwise reflect events after the Original Form 8-K.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 10, 2020, the Board of Directors of the Company amended and restated the Bylaws to implement proxy access, effective immediately. The Bylaws will now permit a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding stock continuously for at least three years to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or twenty percent of the Board, provided that such shareholder(s) and nominee(s) satisfy the requirements specified in the Bylaws.

The Bylaws also contain conforming, clarifying and updating changes to supplement our proxy access bylaw, updates and enhancements of our advance notice bylaw, as well as several other routine and non-substantive updates and revisions.

The description above of the amendments to the Company’s existing bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, as amended, set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 3.1	Amended and Restated Bylaws
Exhibit 104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: January 11, 2021	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman and Chief Executive Officer